Prepaid Expenses and Other Current Assets (Tables)	6 Months Ended
Mar. 31, 2026
Prepaid Expenses and Other Current Assets [Abstarct]
Schedule of Prepaid Expenses and Other Current Assets
	As of September 30, 2025	As of March 31, 2026
		(Unaudited)
Receivable from third parties (1)	$7,569,341	$2,426,199
Refundable construction fee (2)	-	1,274,282
Prepaid expenses	71,317	59,076
Security deposits	34,696	35,807
Deductible input VAT	450	9,191
Others	49,250	15,541
Prepaid expenses and other current assets	$7,725,054	$3,820,096

(1)	As of September 30, 2025 and March 31, 2026, receivables from third parties primarily consisted of the following:

i.	As of September 30, 2025, receivables from third parties included an amount of $5,309,710 arising from refundable prepayments previously made to a supplier for battery packs purchases. As of September 30, 2025, the amount was recorded as receivable from third parties because the related settlement arrangement had not yet been executed. On October 20, 2025, the Group entered into an offset agreement with the supplier, pursuant to which the supplier agreed to transfer three patent rights to the Group in settlement of the outstanding receivable in full. The patent rights were transferred to the Group in November 2025 and were reclassified to finite-lived intangible assets upon transfer. See Note 11.

ii.	A loan of RMB 13.0 million ($1.9 million) provided to a third party, with an annual interest rate of 4%, and accrued interest receivables. It was matured by June 23, 2025 and extended to June 22, 2026 based on the operation plan and capital demand of the Group.

(2)	The balance represented refundable construction fee for the construction of the Changzhou manufacturing plant as the construction is substantially completed and the Group estimates $1,274,282 prepayment will be refunded.